                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 ------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         June 26, 2002
                                                   ----------------------------


                            The Fortress Group, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                                 0-28024                     54-1774997
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(State or Other Jurisdiction           (Commission                (IRS Employer
of Incorporation)                      File Number)         Identification No.)


1650 Tysons Boulevard, Suite 600, McLean, Virginia                 22102
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone No., Including Area Code:          (703) 442-4545
                                                  -----------------------------

Item 2 - Disposition of Assets

         On June 26, 2002, The Fortress Group, Inc. (the "Company") sold its interest in its Wilshire Homes subsidiary ("Wilshire"), to Partnership Acquisition Co. and Condo Acquiring Co., each a newly formed corporation in which Edward Horne, the President of the Texas Region of the Company has an equity interest. The total sale price was approximately $65.2 million, which included approximately $23.0 million in cash and the assumption of secured debt and other liabilities. In connection with the transaction, the Company will record a non-cash impairment charge of approximately $6.2 million before taxes in the second quarter. The transaction will generate a tax benefit expected to result in approximately $2.4 million in cash savings. Wilshire conducted the Company's business in Austin and San Antonio, Texas. The purchase price was determined by arms-length negotiation.

         On February 28, 2002, the Company sold substantially all of the assets of Iacobucci Homes. The purchaser paid approximately $27.0 million, which included approximately $11.6 million in cash and the assumption of secured debt and other liabilities. The transaction was previously reported in the Company's Annual Report on Form 10-K filed on March 29, 2002, Current Reports on Form 8-K filed on March 14, 2002 and Form 10-Q filed on May 15, 2002.

         During the year 2001, the Company sold its interest in Christopher Homes, LLC, Quail Construction, LLC and Galloway Enterprises, LLC as well as substantially all of the assets of Brookstone Homes, Inc., Fortress-Florida, Inc., Whittaker Homes, LLC and Landmark Homes, Inc. The purchasers paid approximately $191.3 million, which included $63.9 million in cash and the assumption of the existing secured debt and other liabilities. The transactions were previously reported in the Company's Annual Report on Form 10-K filed on March 30, 2001 and March 29, 2002, Current Reports on Form 8-K filed on May 15, 2001, July 13, 2001, September 11, 2001, January 7, 2002 and March 14, 2002, and Form 10-Qs filed on May 15, 2001, August 14, 2001, November 14, 2001 and May 15, 2002.

     Item 7 - Financial Statements, Pro Forma Financial Information and
     Exhibits

         (b)      Unaudited pro forma financial information pursuant to
                  Article 11 of Regulation S-X

                  Pro Forma Condensed Consolidated Balance Sheets as of December 31, 2001 and March 31, 2002

                  Pro Forma Condensed Consolidated Statements of Operations for the Year ended December 31, 2001 and Three Months ended March 31, 2002

         The unaudited pro forma condensed consolidated balance sheet as of December 31, 2001, is based on the historical financial statements of Iacobucci Homes and Wilshire Homes and the historical financial statements of the Company after giving effect to the dispositions described in Item 2 as if the sales had been consummated on December 31, 2001.

         The unaudited pro forma condensed consolidated balance sheet as of March 31, 2002, is based on the historical financial statements of Wilshire Homes and the historical financial statements of the Company after giving effect to the disposition of this entity described in Item 2 as if the sale had been consummated on March 31, 2002.

         The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2001 and three months ended March 31, 2002 is based on the historical consolidated statements of operations of Brookstone Homes, Fortress-Florida, Whittaker Homes, Christopher Homes, Quail Construction, Don Galloway Homes, Sunstar Homes, Iacobucci Homes and Wilshire Homes and the historical consolidated financial statements of the Company after giving affect to the dispositions described in Item 2 as if the sales had been consummated on January 1, 2001 and January 1, 2002, respectively.

         These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Company including its Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2002.

                           THE FORTRESS GROUP, INC.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (UNAUDITED)
                              DECEMBER 31, 2001
                         (IN THOUSANDS EXCEPT RATIOS)

                                                         FORTRESS            DISPOSITIONS
                                                     GROUP, INC. (1)   AND DEBT REPURCHASE (2)   PRO FORMA CONSOLIDATED
                                                     ---------------   -----------------------   ----------------------
ASSETS:
Cash and Cash Equivalents                                   $  9,628                 $       -                 $  9,628
Accounts Receivable, net                                      12,151                     2,480                   14,631
Real Estate Inventories                                       88,677                         -                   88,677
Assets Held for Sale                                          95,329                  (95,329)                        0
Net Assets in Mortgage Company                                 3,360                         -                    3,360
Property and Equipment, net                                    2,243                         -                    2,243
Prepaid and Other Assets, net                                 16,063                         -                   16,063
                                                             -------                  --------                  -------

      TOTAL ASSETS                                          $227,451                 $(92,849)                 $134,602
                                                             =======                  ========                  =======

LIABILITIES AND SHAREHOLDERS' EQUITY:
Short Term Liabilities                                      $ 22,289                 $       0                 $ 22,289
Liabilities Related to Assets Held for Sale                   56,000                  (56,000)                        0
Notes, Long Term Liabilities                                  84,270                  (33,129)                   51,141
Shareholders' Equity                                          64,892                   (3,720)                   61,172
                                                             -------                  --------                  -------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $227,451                 $(92,849)                 $134,602
                                                             =======                  ========                  =======

TANGIBLE NET WORTH (TNW)                                    $ 64,892                                           $ 61,172
DEBT TO TNW                                                     1.86                                               0.84
TOTAL LIABILITIES TO TNW                                        2.51                                               1.20

(1) The Company's financial statements reflect the adoption of Financial Accounting Standard's Board Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("Statement"), which was issued in October 2001. Under this Statement, the Company has reported the results of discontinued and continued operations separately.

(2)      The dispositions and debt repurchase column is summarized as follows:

                         Previous                        Total
                      Dispositions      Wilshire       Builders      Company       Total
                      ------------      --------       --------      -------       -----
   Assets                $(27,513)     $(67,816)      $(95,329)    $   2,480     $ (92,849)
   Liabilities            (16,744)      (39,256)       (56,000)     (23,000)       (79,000)
   Senior Notes                  -             -              -     (10,129)       (10,129)
   Equity                        -             -              -      (3,720)        (3,720)

                            THE FORTRESS GROUP, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)
                                 MARCH 31, 2002
                          (IN THOUSANDS EXCEPT RATIOS)

                                                                  DISPOSITIONS
                                                  FORTRESS             AND DEBT
                                              GROUP, INC. (3)     REPURCHASE(4)   PRO FORMA CONSOLIDATED
                                              ---------------     -------------   ----------------------
ASSETS:
Cash and Cash Equivalents                            $  1,524         $       -                 $  1,524
Accounts Receivable, net                               10,879             2,480                   13,359
Real Estate Inventories                                94,463                 -                   94,463
Assets Held for Sale                                   71,545          (71,545)                        0
Net Assets in Mortgage Company                          2,570                 -                    2,570
Property and Equipment, net                             2,248                 -                    2,248
Other Assets, net                                      15,373                 -                   15,373
                                                      -------          --------                  -------

      TOTAL ASSETS                                   $198,602         $(69,065)                 $129,537
                                                      =======          ========                  =======

LIABILITIES AND SHAREHOLDERS' EQUITY:
Short Term Liabilities                               $ 20,403         $       0                 $ 20,403
Liabilities Related to Assets Held for Sale            42,661          (42,661)                        0
Notes, Long Term Liabilities                           70,978          (22,400)                   48,578
Shareholders' Equity                                   64,560           (4,004)                   60,556
                                                      -------          --------                  -------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $198,602         $(69,065)                 $129,537
                                                      =======          ========                  =======

TANGIBLE NET WORTH (TNW)                             $ 64,560                                   $ 60,556
DEBT TO TNW                                              1.60                                       0.80
TOTAL LIABILITIES TO TNW                                 2.08                                       1.14

(3) The Company's financial statements reflect the adoption of Financial Accounting Standard's Board Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("Statement"), which was issued in October 2001. Under this Statement, the Company has reported the results of discontinued and continued operations separately.

(4)      The dispositions and debt repurchase column is summarized as follows:

                Previous                       Total
             Dispositions     Wilshire       Builders         Company         Total
             ------------     --------       --------         -------         -----
Assets        $ (4,194)      $(67,351)      $(71,545)        $   2,480     $(69,065)
Liabilities     (3,498)       (39,163)       (42,661)         (22,400)      (65,061)
Senior Notes          -              -              -                -             -
Equity                -              -              -          (4,004)       (4,004)

                           THE FORTRESS GROUP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (UNAUDITED)
                         YEAR ENDED DECEMBER 31, 2001
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                      FORTRESS                              PRO FORMA
                                                                GROUP, INC. (5)       DISPOSITIONS (6)   CONSOLIDATED
                                                                ---------------       ----------------   ------------
Total Homebuilding Revenue                                            $ 169,691               $      -      $ 169,691
Cost of Sales                                                           132,739                      -        132,739
                                                                       --------                              --------
Gross Profit                                                             36,952                      -         36,952
Operating Expenses                                                       26,832                      -         26,832
                                                                       --------                              --------
Operating Income                                                         10,120                      -         10,120
Other (Income)                                                          (3,486)                      -        (3,486)
                                                                       --------                              --------
 Income Before Taxes from Continuing
          Operations                                                     13,606                      -         13,606
Provision for Income Taxes                                                4,660                      -          4,660
                                                                       --------                              --------
 Net Income Before Discontinued Operations
           and Extraordinary Item                                         8,946                      -          8,946
Net (Loss) from Discontinued Operations                                (30,189)                 30,189              -
                                                                       --------                -------       --------
Net (Loss)/Income Before Extraordinary Item                           $(21,243)               $ 30,189      $   8,946
                                                                       ========                =======       ========


Net (Loss)/Income Applicable to Common Shareholders                   $(24,013)               $ 30,189      $   6,176
Before Extraordinary Item                                              ========                =======       ========

Net (Loss)/Income Per Share Before
    Extraordinary Item, Basic                                         $  (7.73)               $   9.72      $    1.99
                                                                       ========                =======       ========
Net (Loss)/Income Per Share Before
     Extraordinary Item, Diluted                                      $  (2.65)               $   3.33      $    0.68
                                                                       ========                =======       ========

(5) The Company's financial statements reflect the adoption of Financial Accounting Standard's Board Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("Statement"), which was issued in October 2001. Under this Statement, the Company has reported the results of discontinued and continued operations separately.

(6) The dispositions column is summarized for major categories as follows:

                                           Previous
                                        Dispositions    Wilshire    Total Builders   Company        Total
                                        ------------    --------    --------------   -------        -----
Revenues                                  $(256,576)   $(90,291)        $(346,867)    $    -     $(346,867)
Cost of Sales                              (220,069)    (74,724)         (294,793)         -      (294,793)
Operating Expenses                          (31,419)    (13,718)          (45,137)         -       (45,137)
Other (Expenses)/Income                         115        (956)             (841)         -          (841)
Loss on Sale of Subsidiaries                (52,013)           -          (52,013)         -       (52,013)
Benefit/Provision for Income Taxes           16,034            -            16,034     (306)         15,728
                                          ---------     --------         ---------     -----      ---------
   Net (Loss)/Income                        (30,776)         893          (29,883)     (306)       (30,189)

                           THE FORTRESS GROUP, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (UNAUDITED)
                      THREE MONTHS ENDED MARCH 31, 2002
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                        FORTRESS                          PRO FORMA
                                                                  GROUP, INC. (7)   DISPOSITIONS (8)   CONSOLIDATED
                                                                  ---------------   ----------------   ------------
Total Homebuilding Revenue                                             $ 40,938           $     -          $ 40,938
Cost of Sales                                                            33,509                 -            33,509
                                                                        -------                             -------
Gross Profit                                                              7,429                 -             7,429
Operating Expenses                                                        5,800                 -             5,800
                                                                        -------                             -------
Operating Income                                                          1,629                 -             1,629
Other (Income)                                                            (344)                 -             (344)
                                                                        -------                             -------

Income Before Taxes from Continuing Operations                            1,973                 -             1,973
Provision for Income Taxes                                                  855                 -               855
                                                                        -------                             -------
Net Income Before Discontinued Operations and
       Extraordinary Item                                                 1,118                 -             1,118
Net (Loss) from Discontinued Operations                                   (884)               884                 -
                                                                        -------             -----                 -
Net Income Before Extraordinary Item                                   $    234            $  884          $  1,118
                                                                        =======             =====           =======

  Net (Loss)/Income Applicable to Common Shareholders                  $  (408)            $  884          $    476
    Before Extraordinary Item                                           =======             =====           =======

  Net (Loss)/Income Per Share Before Extraordinary                     $ (0.13)            $ 0.28          $   0.15
     Item, Basic                                                        =======             =====           =======
  Net (Loss)/Income Per Share Before Extraordinary
     Item, Diluted                                                     $ (0.13)            $ 0.18          $   0.05
                                                                        =======             =====           =======

(7) The Company's financial statements reflect the adoption of Financial Accounting Standard's Board Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("Statement"), which was issued in October 2001. Under this Statement, the Company has reported the results of discontinued and continued operations separately.

(8) The dispositions column is summarized for major categories as follows:

                                Previous
                             Dispositions    Wilshire   Total Builders     Company         Total
                             ------------    --------   --------------     -------         -----
  Revenues                       $(3,034)   $(20,348)        $(23,382)      $    -     $(23,382)
  Cost of Sales                   (2,671)    (17,150)         (19,821)           -      (19,821)
  Operating Expenses                (677)     (3,706)          (4,383)           -       (4,383)
  Other (Expenses)/Income            (13)       (418)            (431)           -         (431)
  Benefit for Income Taxes              -           -                -       (369)         (369)
                                  -------    --------         --------       -----      --------
      Net (Loss)/Income             (327)       (926)          (1,253)       (369)         (884)

         (c)      Exhibits

                  2.15 Purchase Agreement dated June 14, 2002, by and among Partnership Acquisition Co., Condo Acquiring Co. and Fortress Management, Inc., Fortress Holding-Virginia, LLC and certain limited partnerships controlled by the Company.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                The Fortress Group, Inc.


Date:     July 11, 2002                By:     /s/ George C. Yeonas
     -----------------------              -------------------------------------
                                                     George C. Yeonas
                                                     Chief Executive Officer

                              INDEX TO EXHIBITS

Exhibit
Number                             Description
-------                            -----------
2.15              Purchase Agreement dated June 14, 2002, by and among
                  Partnership Acquisition Co., Condo Acquiring Co. and
                  Fortress Management, Inc., Fortress Holding-Virginia, LLC
                  and certain limited partnerships controlled by the Company.